UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 18, 2022
ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)
Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1430 Bradley Lane, Carrollton, Texas	75007
(Address of Principal Executive Offices)	(Zip Code)
(918) 251-9121
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Recommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	AEY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.
On November 18, 2022, the Company notified Northland Securities, Inc., as agent (“Northland”), of its intent to terminate the Equity Distribution Agreement (the “Sales Agreement”) entered into with Northland on April 24, 2020. The termination of the Sales Agreement will be effective 10 days from the date of notification to Northland in accordance with the terms of the Sales Agreement. There are no penalties associated with the termination of the Sales Agreement.
The Company exercised its option to terminate the Sales Agreement prior to the expiration date due to the fact that the Company no longer intends to utilize the Sales Agreement. The Company had utilized the Sales Agreement as a source of liquidity over its term, but now believes it has sufficient alternative ways to generate cash. Termination of the Sales Agreement will also stop further dilution of the Company’s stock ownership that resulted from sales thereunder.
Under the Sales Agreement, the Company may offer and sell, from time to time, through Northland, shares of the Company’s common stock, par value, $0.01 per share, having an aggregate offering price of up to $13,850,000 (the “Shares”). The offer and sale of the Shares are made pursuant to a shelf registration statement on Form S-3 and the related prospectus (File No. 333-236859) filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 3, 2020, as amended on March 23, 2020, and declared effective by the SEC on April 1, 2020.
The foregoing description of the Sales Agreement is not complete and is qualified in entirety by reference to the full text of such agreement, a copy of which was filed as Exhibit 1.1 on Form 8-K on March 24, 2020.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished herewith:

Exhibit 99.1	Press release dated November 22, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.

Date: November 22, 2022

/s/ Michael A. Rutledge
Michael A. Rutledge
Chief Financial Officer